SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 2, 1998

               INTERNATIONAL TELECOMMUNICATION DATA SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


             0-21519                                 06-1295986
(Commission File Number)                   (IRS Employer Identification No.)


            225 High Ridge Road, Stamford, CT                 06905
            (Address of Principal Executive Offices)        (Zip Code)


                                 (203) 329-3300
               Registrant's Telephone Number, Including Area Code


                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets

         On January 2, 1998, pursuant to the terms of a Stock Purchase Agreement dated as of December 29, 1997 (the "Stock Purchase Agreement"), among International Telecommunication Data Systems, Inc., a Delaware corporation (the "Company"), CSC Intelicom, Inc. (now known as ITDS Intelicom Services, Inc.), a Delaware corporation ("Intelicom") and CSC Domestic Enterprises, Inc., a Nevada corporation and the sole stockholder of Intelicom (the "Stockholder"), the Company acquired all the outstanding shares of capital stock of Intelicom. As payment to the Stockholder of the purchase price, the Company issued 404,449 shares of Common Stock of the Company and made a cash payment of $75,826,777.42. Prior to the acquisition, the nature of the business of Intelicom was the provision of billing and customer care software and services, and the Company intends to continue such business.

         The terms of the Stock Purchase Agreement, including the amount of the consideration paid by the Company, were determined by the Company, Intelicom and the Stockholder in arms length negotiations. Prior to the closing of this transaction, there was no material relationship between the Company and Intelicom and the Stockholder.

     The cash portion of the purchase price paid by the Company was obtained pursuant to a Credit Agreement, dated January 2, 1998 among the Company, Intelicom, the Lenders party thereto and Lehman Commercial Paper, Inc. as Administrative Agent and Arranger and from the cash balance of the Company.

Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits

                        (a)    Financial Statements of Business Acquired.

                         It is impracticable to provide the required financial
statements of Intelicom at the time of the filing of this Report. Accordingly, such financial statements will be filed as soon as practicable, but not later than March 18, 1998.

                        (b)    Pro Forma Financial Information.

                         It is impracticable to provide the required pro forma
financial information at the time of the filing of this Report. Accordingly, such pro forma financial information will be filed as soon as practicable, but not later than March 18, 1998.

                        (c)    Exhibits

                         See Exhibit Index.

                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 13, 1998                INTERNATIONAL TELECOMMUNICATION
                                       DATA SYSTEMS, INC.
                                       (Registrant)


                                       By: /s/ Peter P. Bassermann
                                           ------------------------------
                                       Peter P. Bassermann, President

                                  EXHIBIT INDEX


EXHIBIT NO.       EXHIBIT

2.1* Stock Purchase Agreement, dated as of December 29, 1997 by and among International Telecommunication Data Systems, Inc., CSC Intelicom, Inc. and CSC Domestic Enterprises, Inc.

99.1 Press Release, as issued by International Telecommunication Data Systems, Inc. on December 29, 1997.

------------------
* Confidential treatment requested as to certain portions which have been omitted and filed separately with the Securities and Exchange Commission. For a list of omitted Exhibits and Schedules, see page (vi) of the Table of Contents to the Stock Purchase Agreement. The Registrant will furnish a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.